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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 29, 2001

                                   KEVCO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         TEXAS                 000-21621                  75-2666013
(STATE OF INCORPORATION) (COMMISSION FILE NO.) (IRS EMPLOYER IDENTIFICATION NO.)


                               UNIVERSITY CENTER I
                            1300 S. UNIVERSITY DRIVE
                                    SUITE 200
                          FORT WORTH, TEXAS 76107-5734
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 885-0000








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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         Kevco, Inc. (the "Company") is filing herewith the Monthly Operating Reports of Debtors and Debtors in Possession for the period ended April 30, 2001 that the Company filed with the United States Bankruptcy Court for Northern District of Texas, Fort Worth Division on May 29, 2001 in connection with the Company's and its subsidiaries' ongoing proceedings under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330), Case nos. 401-40783-BJH-11 through Case nos. 401-40790-BJH-11.

         THE MONTHLY OPERATING REPORTS FILED HEREWITH CONTAIN UNAUDITED FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT ARE SUBJECT TO FUTURE RECONCILIATIONS AND ADJUSTMENTS, INCLUDING SIGNIFICANT WRITE-DOWNS OF ASSET VALUES, WHICH THE COMPANY ANTICIPATES WOULD RESULT IN A DEFICIT IN THE COMPANY'S STOCKHOLDERS' EQUITY.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1 Monthly Operating Report for Kevco, Inc. for the Period Ended April 30, 2001 (1)

99.2 Monthly Operating Report for Kevco Management, Inc. for the Period Ended April 30, 2001 (1)

99.3 Monthly Operating Report for Kevco Holding, Inc. for the Period Ended April 30, 2001 (1)

99.4 Monthly Operating Report for Kevco GP, Inc. for the Period Ended April 30, 2001 (1)

99.5 Monthly Operating Report for Kevco Components, Inc. for the Period Ended April 30, 2001 (1)

99.6 Monthly Operating Report for DCM Delaware, Inc. for the Period Ended April 30, 2001 (1)

99.7 Monthly Operating Report for Kevco Manufacturing, L.P. for the Period Ended April 30, 2001 (1)

99.8 Monthly Operating Report for Kevco Distribution, L.P. for the Period Ended April 30, 2001 (1)

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(1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KEVCO, INC


Date: May 30, 2001                             By: /s/ Joseph P. Tomczak
                                                   ----------------------------
                                                   Joseph P. Tomczak
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1           Monthly Operating Report for Kevco, Inc. for the Period Ended
               April 30, 2001 (1)

99.2           Monthly Operating Report for Kevco Management, Inc. for the
               Period Ended April 30, 2001 (1)

99.3           Monthly Operating Report for Kevco Holding, Inc. for the Period
               Ended April 30, 2001 (1)

99.4           Monthly Operating Report for Kevco GP, Inc. for the Period Ended
               April 30, 2001 (1)

99.5           Monthly Operating Report for Kevco Components, Inc. for the
               Period Ended April 30, 2001 (1)

99.6           Monthly Operating Report for DCM Delaware, Inc. for the Period
               Ended April 30, 2001 (1)

99.7           Monthly Operating Report for Kevco Manufacturing, L.P. for the
               Period Ended April 30, 2001 (1)

99.8           Monthly Operating Report for Kevco Distribution, L.P. for the
               Period Ended April 30, 2001 (1)

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(1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.